UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 26, 2006


                               GELSTAT CORPORATION
             (Exact name of registrant as specified in its charter)


          Minnesota                    0-21394                 90-0075732
(State of other jurisdiction    (Commission File No.)         (IRS Employer
      of incorporation)                                   Identification Number)


            1650 West 82nd Street, Suite 1200, Bloomington, MN 55431
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 881-4105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On January 26, 2006, Donald Miller resigned as a member of the Board of Directors and as Chief Financial Officer of the Company. Mr. Miller was serving as CFO in an interim capacity.

      The Board has not appointed a replacement director or CFO as of the date of this Report. Our Chief Executive Officer, Stephen C. Roberts, will assume the role of CFO until a new CFO is installed.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 31, 2006                          GELSTAT CORPORATION


                                                 By /s/ Stephen C. Roberts, M.D.
                                                    ----------------------------
                                                    Stephen C. Roberts, M.D.
                                                    Chief Executive Officer

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